                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2001 (May 31, 2001)


                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          NEVADA                   00-09322                 75-1667097
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                         IDENTIFICATION NO.)



                        12000 AEROSPACE AVENUE, SUITE 375
                              HOUSTON, TEXAS 77034
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)


                                 (281) 464-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      iExalt, Inc., a Nevada corporation ("iExalt"), closed a transaction on May 31, 2001 to sell certain assets to 711.NET, Inc., a North Carolina corporation ("Buyer"). The assets sold are related to CleanWeb, Inc., a Texas corporation ("CleanWeb"), owned by iExalt, which among its business activities provides Internet dial-up services, Internet Filter services for its consumer clients, and other Internet services.

      Assets sold include iExalt's right, title and interest in all of iExalt's current subscribers, selected other assets used in, related to, and common and necessary to the operations of the business and certain tangible/intangible property.

      CleanWeb will continue to market, resell, and produce additional business and Internet subscriber sales and services to iExalt constituency, market influences, and other organizations as a Reseller of such Internet services of the Buyer's ISPBrand Internet access services through a Strategic Marketing and Reseller Agreement with the Buyer. iExalt expects to produce additional subscribers for Buyer and has committed to securing at least 10,000 new subscribers to the Buyer within the initial twelve months following closing. iExalt will receive royalty amounts on a monthly basis for all active fully paying subscribers developed through the Marketing relationship. For subscribers up to 10,000 a royalty of $5.00 per subscriber per month will be remitted. For subscribers from 10,001 - 20,000 a royalty of $6.00 per subscriber per month will be remitted. For subscribers over 20,000 a royalty of $7.00 per subscriber per month will be remitted. Should iExalt not equal or exceed 10,000 subscribers in the initial twelve months after closing, then it will pay the Buyer $50,000 worth of common shares of iExalt not to exceed 100,000 shares.

      As consideration for the sale, iExalt received a lump sum payment of $150,000 cash at closing, an agreement that Buyer will pay $648,000 such amount to be paid in monthly payments of not less than $24,000 and payable in not more than 25 months from the date of transition, and an agreement that Buyer will issue 438,667 shares of Buyer's common stock issued at a price of $1.50 per share for a value of $658,000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           b) Pro Forma Financial Information.
                The appropriate pro forma financial information relating to the disposition of certain assets of CleanWeb is filed herewith as Annex A.


           c) Exhibits.

              The following exhibits are filed herewith:

                  EXHIBIT NO.                DESCRIPTION
                 -------------            ------------------

                    2.1 (1) Asset Purchase Agreement, dated May 29, 2001, between iExalt, Inc. and 711.NET, Inc.


                        (1) Previously filed as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2001 and incorporated herein by reference.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   August 3, 2001                    iExalt, Inc.




                                          By: /s/ CHRIS L. SISK
                                             ---------------------------------
                                              Chris L. Sisk
                                              Executive Vice President and
                                              Primary Financial Officer

ANNEX A
-------


      The unaudited pro forma information is presented based upon the Company's fiscal year end of August 31. The Company has included accounting information as well as material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

      The unaudited pro forma balance sheet reflects the disposition by the Company of certain assets of CleanWeb, Inc., a 100% owned subsidiary of the Company, on May 31, 2001 as if it had occurred on February 28, 2001, the most recent quarterly filing date by the Company before the disposition of the CleanWeb assets.

      The unaudited pro forma statements of operations are for the year ended August 31, 2000 and for the six months ended February 28, 2001 as if the CleanWeb disposition had occurred on September 1, 1999. The unaudited pro forma statement of operations should be read along with the pro forma statement of operations filed in Note B of iExalt, Inc.'s 10-KSB for year ended August 31, 2000 that is the starting point for the pro forma statement of operations. The pro forma statement of operations filed within the 10-KSB reflects the following acquisitions as if they had occurred on September 1, 1999: Keener Communications Group, Inc. (July, 2000), PremierCare, LLC (July, 2000), First Choice Marketing, Inc. (December, 1999), Premiere Speakers Bureau, Inc. (December, 1999), Solutions Global, Inc. (November, 1999), and Wordcross Enterprises, Inc. (October, 1999). The pro forma statement of operations also reflects the subsequent acquisition of CleanWeb (October, 2000) as if it had occurred on September 1, 1999 and the disposition of First Choice Marketing, Inc. (September, 2000) as if it had occurred concurrent with the First Choice Marketing, Inc. acquisition. Pro forma adjustments reflect the amortization of the related goodwill.

      The pro forma financial data do not purport to represent what the Company's combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of the Company's combined financial position or results of operations for any future period. Since the acquired entities were not under common control or management prior to their acquisitions by the Company and the assets related to the dispositions were held for a short term and in developmental stage, historical combined results may not be comparable to, or indicative of, future performance. The unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the company's most recent interim report filed on Form 10-QSB.

                                  IEXALT, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                                FEBRUARY 28, 2001

                                              IEXALT               CLEANWEB
                                                AND               DISPOSITION         PRO FORMA
                                            SUBSIDIARIES          ADJUSTMENTS           TOTAL
                                            ----------------------------------------------------
ASSETS:
Current assets                               $ 1,884,380         $   438,000         $ 2,322,380
Property & equipment, net                        790,857             (38,294)            752,563
Goodwill, net                                  5,864,566          (1,566,105)          4,298,461
Other assets                                     727,915           1,018,000           1,745,915
                                             ---------------------------------------------------
TOTAL ASSETS                                 $ 9,267,718         $  (148,399)        $ 9,119,319
                                             ===================================================

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities                          $ 5,285,895         $  (173,844)        $ 5,112,051
Long-term liabilities                             94,741                --                94,741
Shareholders' equity                           3,887,082              25,445           3,912,527
                                             ---------------------------------------------------
TOTAL LIABILITIES & EQUITY                   $ 9,267,718         $  (148,399)        $ 9,119,319
                                             ===================================================


                                  IEXALT, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2000

                                                PRO FORMA
                                                 IEXALT             CLEANWEB
                                                   AND             ACQUISITION
                                               SUBSIDIARIES         & FAMILY           PRO FORMA
                                                PER 10-KSB         DISPOSITION        ADJUSTMENTS           SUBTOTAL
                                              ------------------------------------------------------------------------
REVENUES                                      $  8,101,283        $  1,054,854        $       --          $  9,156,137
EXPENSES                                        15,930,052           1,996,514             111,834          18,038,400
                                              ------------------------------------------------------------------------
NET INCOME                                    $ (7,828,769)       $   (941,660)       $   (111,834)       $ (8,882,263)
                                              ========================================================================


EARNINGS/(LOSS) PER SHARE                            (0.29)                                                      (0.30)
                                              ============                                                ============

PROFORMA WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING                          27,032,656                                                  29,370,656
                                              ============                                                ============


                                                                    CLEANWEB           PRO FORMA           PRO FORMA
                                                 SUBTOTAL          DISPOSITION        ADJUSTMENTS            TOTAL
                                              ------------------------------------------------------------------------

REVENUES                                      $  9,156,137        $ (1,054,854)       $       --          $  8,101,283
EXPENSES                                        18,038,400          (1,500,505)           (111,834)         16,426,061
                                              ------------------------------------------------------------------------
NET INCOME                                    $ (8,882,263)       $    445,651        $    111,834        $ (8,324,778)
                                              ========================================================================


EARNINGS/(LOSS) PER SHARE                                                                                        (0.28)
                                                                                                          ============

PROFORMA WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING                                                                                      29,370,656
                                                                                                          ============


                                  IEXALT, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

                                                IEXALT
                                                 AND              CLEANWEB            PRO FORMA
                                             SUBSIDIARIES        ACQUISITION         ADJUSTMENTS          SUBTOTAL
                                            ------------------------------------------------------------------------
REVENUES                                    $  4,903,143        $    210,971        $       --          $  5,114,114
EXPENSES                                       8,428,000             372,101              18,639           8,818,740
                                            ------------------------------------------------------------------------
NET INCOME                                  $ (3,524,857)       $   (161,130)       $    (18,639)       $ (3,704,626)
                                            ========================================================================

EARNINGS/(LOSS) PER SHARE                          (0.11)
                                            ============

WEIGHTED AVERAGE NUMBER OF                    32,539,289
                                            ============
    SHARES OUTSTANDING


                                                                  CLEANWEB           PRO FORMA           PRO FORMA
                                              SUBTOTAL           DISPOSITION        ADJUSTMENTS            TOTAL
                                            ------------------------------------------------------------------------

REVENUES                                    $  5,114,114        $   (729,804)       $       --          $  4,384,310
EXPENSES                                       8,818,740            (994,542)            (18,639)          7,805,559
                                            ------------------------------------------------------------------------
NET INCOME                                  $ (3,704,626)       $    264,738        $     18,639        $ (3,421,249)
                                            ========================================================================

EARNINGS/(LOSS) PER SHARE                                                                                      (0.10)
                                                                                                        ============

PROFORMA WEIGHTED AVERAGE NUMBER OF                                                                       33,229,355
                                                                                                        ============
    SHARES OUTSTANDING
